                      [LETTERHEAD OF EARLYCHILDHOOD.COM]


                                                                   EXHIBIT 10.20


Dear Lisa Derian

     In May, 1999 when QTL Corporation and Educational Products, Inc. joined with William E. Simon and Sons in creating Earlychildhood.com LLC (the "Company"), I wanted to make sure that certain employees could obtain equity interests in the new company in recognition of their exceptional performance and as an incentive for them to continue to contribute to the Company's growth and progress. The option to purchase those equity interests has now been set forth in detail in the Company's 2000 Management Equity Incentive Option Plan (the "Plan") and the Company's Operating Agreement (the "Operating Agreement"). I am happy to inform you that you are entitled to participate in that Plan as described in the enclosed Management Incentive Interest Option Agreement (the "Agreement").

     As a California limited liability company, Earlychildhood.com is owned by its "members." (This different than a corporation, which is owned by its "shareholders.") Each member of the Company owns a percentage of the total interests owned by all members of the Company. (This is also different than a corporation, where ownership is through "shares" rather than through percentage interests.) Under the Plan, you will be granted an option to purchase a 0.1% interest in the Company. Your option is subject to a three-year vesting schedule, after which time you will be fully vested and able to purchase the entire 0.1% interest.

     If you exercise your option, your interest will be subject to a right of repurchase by the Company in one of two ways. First, if you are terminated for "cause" (as defined by the Plan) or if you voluntarily resign, the Company can repurchase your interest at the lesser of the price you paid to exercise your option (the "exercise price") or the fair market value of your interest. In that scenario, the Company's right to repurchase at the exercise price decreases over five years from the date of this letter (the date you were issued the original option under the Plan). Secondly, if your employment is terminated for other than "cause" or voluntary resignation, then the Company can repurchase your interest only at the fair market value of your interest. In that case, the Company's repurchase right does not decrease or expire.

     Earlychildhood.com has four classes of members, Class A through Class D, each of which holds interests in accordance with their relative investment in the Company. Pursuant to the Plan, you will be granted an option to purchase an equity interest as a Class C member of the Company.

     If you exercise your opinion to purchase an equity interest in the Company, the "value" of that equity interest will be based on a complicated formula contained in the Company's Operating Agreement. Under that formula, the Class
A and Class B members (including William E. Simon & Sons, QTL Corporation and Richard and Ronald Phelan), each of which made significant financial investments in the Company, are given priority in the distributions from the Company. As a Class C member, your interest will nevertheless also be tied to the Company's financial health.

     Because Earlychildhood.com anticipates strong growth and reinvestment of its earnings, it is unlikely that your membership interest will result in distributions to you during the COmpany's initial years of operation. Given that likelihood, the Company has set the price of your option at $42.50 per .01% interest. As the Company grows and becomes more profitable, however, I hope that if you exercise your option, the value of your membership interest will be significantly higher than your option exercise price.

     Please note that Earlychildhood.com is governed exclusively by its Management Committee. Therefore, neither your option, nor your future equity interest, includes any voting rights or right to participate in the overall management of the Company.

     This letter is only a brief summary; your rights are governed by the Plan, the Agreement, and the Operating Agreement. Therefore, please take the time to review the enclosed Plan and Agreement, as well as the attachments. Also, there are very important tax consequences associated with any decision you may make in the future to exercise your option under the Plan. Therefore, you should contact a contact a tax professional prior to making a decision to exercise your option.

     If you choose to participate in the Management Equity Incentive Option Plan, please date and sign the Agreement and return it to Jeffrey Grace, the Company's Vice President - Finance. If you have any questions regarding the Plan, or your option under the Plan, it would be helpful if you would put those questions in writing and submit them to Jeffrey Grace, who will attempt to answer the questions as soon as possible thereafter.

     I am very happy that you will have the opportunity to become a part owner of Earlychildhood.com LLC, and to benefit from its anticipated growth.

Sincerely,

/s/ Ron Elliott
Ron Elliott
President

                            EARLYCHILDHOOD.COM LLC

                MANAGEMENT INCENTIVE INTEREST OPTION AGREEMENT
                ----------------------------------------------

     THIS MANAGEMENT INCENTIVE INTEREST OPTION AGREEMENT (this "Agreement") is made and entered into as of September 1, 2000 (the "Effective Date") by and between EarlyChildhood.com LLC, a California limited liability company (the "Company"), and ______________________ ("Optionee"). Capitalized terms used in this Agreement but not otherwise defined herein shall have their respective meanings set forth in the 2000 Management Equity Incentive Option Plan of EarlyChildhood.com LLC (the "Plan") and the Company's Amended and Restated Operating Agreement dated as of May 5, 1999, as amended from time to time (the "Operating Agreement").

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1.  Grant of Option.
         ---------------

    Pursuant to the Plan, the Company hereby grants to Optionee, an Option to purchase Class C Interests in the Company representing a _____ Percentage Interest, subject to dilution, (together with any successor securities to the Interest, the "Interests") of the Company as described below in consideration of the Optionee's agreement to provide services to the Company on the terms and conditions set forth herein, in the Plan and in the Operating Agreement; provided, however, that the provisions of the Plan shall prevail over any inconsistent provisions of this Agreement, and, only to the extent specifically provided in the Plan, over any inconsistent provisions of the Operating
Agreement:

     Grant Date:                        September 1, 2000

     Exercise Price:                    $42.50 per .01% interest

     Expiration Date:                   The tenth anniversary of the Grant Date.


     2.  Exercise of Option.  This Option is exercisable as follows:
         ----------------------------------------------------------

         (a)   Right to Exercise; Vesting.
               --------------------------

               (i) Optionee's entitlement to the Option is subject to the vesting requirements set forth herein. The Option shall vest 1/3 on each of the three (3) successive anniversaries of the Grant Date, resulting in the full vesting of the Right on the third (3rd) anniversary of the Grant Date; provided, however, that vesting shall terminate upon the effective date of a Termination of Employment or Termination of Consultancy. The portion of the Right that has vested as of a given date of determination shall be known as the "Vested Portion" and the portion that has not vested as of such date shall be known as the "Unvested Portion."

               (ii) In the event of Optionee's death, disability or Termination of Employment or Termination of Consultancy, the exercisability of the Option after any such event will be governed by Sections 7, 8 and 9 below.

               (iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth above.

           (b)  Method of Exercise.  This Option shall be exercisable by
                ------------------
written Notice (in the form attached as Exhibit A).  The Notice must state
                                        ---------
the amount of Percentage Interests, subject to dilution, represented by the Interests for which the Option is being exercised, and such other representations and agreements that the Committee may require, in its reasonable discretion. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax and an executed joinder agreement (in a form acceptable to the Committee), or other evidence acceptable to the Committee of execution of the Operating Agreement (including the execution of counterpart signature pages thereto). This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by such joinder agreement or other evidence of execution of the Operating Agreement, the Exercise Price and payment of any applicable withholding tax. For income tax purposes, the Interests shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Interests.

     3.  Optionee's Representations.  If the Interests purchasable pursuant to
         --------------------------
the exercise of this Option have not been registered under the Securities Act,
-----------------------------------------------------------------------------
at the time this Option is exercised, Optionee shall, if required by the
-----------------------------------------------------------------------------
Committee, concurrently with the exercise of all or any portion of this Option,
-----------------------------------------------------------------------------
deliver to the Company his or her Investment Representation Statement in the
-----------------------------------------------------------------------------
form attached hereto as Exhibit B.
---------------------------------

     4.  Market Standoff.  Optionee hereby agrees that if so requested by the
         -----------------------------------------------------------------------
Company or any representative of the underwriters (the "Managing Underwriter")
-----------------------------------------------------------------------------
 in connection with any registration of the offering of any securities of the
-----------------------------------------------------------------------------
Company or any successor thereto under the Securities Act, Optionee and the
-----------------------------------------------------------------------------
Company (or such successor) shall execute a Market Standoff Agreement
-----------------------------------------------------------------------------
substantially in the form attached hereto as Exhibit C, pursuant to which
-----------------------------------------------------------------------------
Optionee shall agree that if so requested by the Company (or such successor) or
-------------------------------------------------------------------------------
any representative of the underwriters in connection with any registration of
-----------------------------------------------------------------------------
the offering of the securities of the Company (or such successor), Optionee
-----------------------------------------------------------------------------
shall not sell or dispose of the Interests for a period of 180 days following
-----------------------------------------------------------------------------
the effective date of a Registration Statement filed under the Securities Act.
-----------------------------------------------------------------------------

     5.  Method of Payment.  Payment of the Exercise Price shall be by any of
         --------------------------------------------------------------------
the following, or a combination thereof, at the election of the Optionee:
------------------------------------------------------------------------

          (a)  cash;

          (b)  check;

          (c) with the consent of the Committee and to the extent permitted by law, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code), payable upon such terms and in such form as may be prescribed by the Committee;

          (d) with the consent of the Committee, surrender of other Interests of the Company which (A) in the case of Interests acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Interests as to which the Option is being exercised;

          (e) with the consent of the Committee, a written agreement to withhold from issuance a portion of the Interests otherwise issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof; or

          (f) with the consent of the Committee, property of any kind which constitutes good and valuable consideration.

     6.  Restrictions on Exercise.  This Option may not be exercised until the
         ------------------------
Plan has been approved by the Members of the Company. If the issuance of
------------------------------------------------------------------------
Interests upon such exercise or if the method of payment for such Interests
---------------------------------------------------------------------------
would constitute a violation of any applicable federal or state securities or
-----------------------------------------------------------------------------
other law or regulation, then the Option may also not be exercised. The
-----------------------------------------------------------------------
Committee may require Optionee to make any representation and warranty to the
-----------------------------------------------------------------------------
Company as may be required by any applicable law or regulation before allowing
------------------------------------------------------------------------------
the Option to be exercised.
--------------------------

     7.  Termination of Relationship.
         ---------------------------

         (a) If Optionee ceases to be a service provider to the Company on account of a Termination of Employment for Cause or a Termination of Consultancy for Cause, the Option granted hereunder shall cease to be exercisable and shall terminate on the date upon which such Termination of Employment or Termination of Consultancy is effective.

          (b) If Optionee ceases to be a service provider to the Company on account of a Termination of Employment or a Termination of Consultancy (other than for Cause or death or total and permanent disability as defined in Code
Section 22(e)(3)), the Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be a service provider, but only within thirty (30) days from such date (and in no event later than the Expiration Date of this Option as set forth in Section 1 of this Agreement). If Optionee does not exercise such Option within such thirty (30) day period, the Option shall terminate.

          8.  Disability of Optionee.  If Optionee ceases to be a service
              ------------------------------------------------------------------
provider to the Company as a result of his or her total and permanent disability
--------------------------------------------------------------------------------
as defined in Code Section 22(e)(3), Optionee may exercise the Option to the
----------------------------------------------------------------------------
extent the Option was vested at the date on which Optionee ceases to be a
-------------------------------------------------------------------------
service provider, but only within twelve (12) months from such
--------------------------------------------------------------
date (and in no event later than the Expiration Date of this Option as set forth
--------------------------------------------------------------------------------
in Section 1 of this Agreement). If Optionee does not exercise such Option
--------------------------------------------------------------------------
within the time specified herein, the Option shall terminate.
------------------------------------------------------------


     9.  Death of Optionee.  If Optionee ceases to be a service provider to the
         ----------------------------------------------------------------------
Company as a result of the death of Optionee, the vested portion of the Option
------------------------------------------------------------------------------
may be exercised at any time within twelve (12) months following the date of
----------------------------------------------------------------------------
death (and in no event later than the Expiration Date of this Option as set
---------------------------------------------------------------------------
forth in Section 1 of this Agreement) by Optionee's estate or by a person who
-----------------------------------------------------------------------------
acquires the right to exercise the Option by bequest or inheritance.  If the
----------------------------------------------------------------------------
Option is not exercised within the time specified herein, the Option shall
--------------------------------------------------------------------------
terminate.
---------

     10.  Non-Transferability of Option.  This Option may not be transferred
          ------------------------------------------------------------------
in any manner except to Optionee's immediate family member(s) by will or by the
-------------------------------------------------------------------------------
laws of descent or distribution. It may be exercised during the lifetime of
---------------------------------------------------------------------------
Optionee only by Optionee. The terms of this Option shall be binding upon the
-----------------------------------------------------------------------------
executors, administrators, heirs, successors and assigns of the Optionee.
------------------------------------------------------------------------

     11.  Repurchase of Interests.  The provisions of Section 9.6 of the
          --------------------------------------------------------------
Operating Agreement shall be applicable to all Interests acquired pursuant to
-----------------------------------------------------------------------------
the exercise of the Option, except, if Optionee is an Employee (not a
---------------------------------------------------------------------
Consultant), to the limited extent provided in the following two sentences.
--------------------------------------------------------------------------
Notwithstanding the provisions of Section 9.6(b) of the Operating Agreement to
------------------------------------------------------------------------------
the contrary (which for the purpose of the Interests acquired by an Employee
----------------------------------------------------------------------------
pursuant to the exercise of the Option are superseded hereby), if Optionee's
----------------------------------------------------------------------------
Termination of Employment is for Cause or occurs as a result of his voluntary
-----------------------------------------------------------------------------
resignation or withdrawal, the right of the Company to repurchase such Interest
-------------------------------------------------------------------------------
may be exercised for a repurchase price equal to the lesser of (i) the Original
-------------------------------------------------------------------------------
Cost or (ii) the Fair Market Value of such Interest; provided, however, that the
--------------------------------------------------------------------------------
Company's right to repurchase such Interest at such repurchase price shall lapse
--------------------------------------------------------------------------------
at a rate of twenty percent (20%) for each year, measured from the Grant Date,
-----------------------------------------------------------------------------
that Optionee served as an Employee and, with respect to the percentage of such
-------------------------------------------------------------------------------
Interest with respect to which such lapse has occurred, the Company's right to
------------------------------------------------------------------------------
repurchase such Interest may only be exercised for a repurchase price equal to
------------------------------------------------------------------------------
the Fair Market Value of such Interest; provided, further, that for the
-----------------------------------------------------------------------
percentage of any such Interest with respect to which such lapse has not
------------------------------------------------------------------------
occurred, to the extent such Interest is purchased at the Original Cost, then,
-----------------------------------------------------------------------------
subject to the remaining provisions of Section 9.6 of the Operating Agreement,
-----------------------------------------------------------------------------
such purchase price shall be paid on the Repurchase Date. If Optionee is an
---------------------------------------------------------------------------
Employee (not a Consultant), then notwithstanding the provisions of Section
---------------------------------------------------------------------------
9.6(b) of the Operating Agreement to the contrary (which for the purpose of the
-------------------------------------------------------------------------------
Interests acquired pursuant to the exercise of the Option are superseded
------------------------------------------------------------------------
hereby), the Company's repurchase right with respect to Interests acquired
--------------------------------------------------------------------------
pursuant to the exercise of Options granted under this Plan: (a) may not be
---------------------------------------------------------------------------
exercised later than 90 days after the date of Termination of Employment, (b)
-----------------------------------------------------------------------------
may only be exercised for cash or cancellation of purchase money indebtedness,
-----------------------------------------------------------------------------
and (c) shall terminate upon the consummation of the Company's initial Public
-----------------------------------------------------------------------------
Offering.
--------

     12.  Term of Option.  Notwithstanding any other provision of this
          ------------------------------------------------------------
Agreement to the contrary, this Option shall terminate and cease to be
----------------------------------------------------------------------
exercisable effective on the Expiration Date set out in Section 1 of this
-------------------------------------------------------------------------
Agreement.
---------

     13.  Binding Effect.  Subject to the limitations set forth herein, this
          ------------------------------------------------------------------
Agreement shall be binding upon, and inure to the benefit of, the executors,
---------------------------------------------------------------------------
administrators, heirs, legal representatives, successors and assigns of the
---------------------------------------------------------------------------
parties hereto.
--------------

                            (Signature Page Follows)

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.


                              EARLYCHILDHOOD.COM LLC,
                              a California limited liability company


                              By:
                                  ------------------------------------
                                  Name:  Ronald Elliott
                                  Title: President, CEO and Secretary





     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE OPTION HEREIN GRANTED CONTINUES TO BE EXERCISABLE ONLY FOR PERIODS DETERMINED WITH REFERENCE TO THE PERIOD OF CONTINUED CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING INTERESTS HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 MANAGEMENT EQUITY INCENTIVE OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.



     Optionee acknowledges receipt of a copy of the Plan and the Operating Agreement and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan, the Operating Agreement and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Committee upon any change in the residence address indicated below.

                              OPTIONEE:


                              ----------------------------------
                              (Sign Name)


                              ----------------------------------
                              (Print Name)



                               Residence Address:


                               ----------------------------------

                               ----------------------------------

                                   EXHIBIT A
                                   ---------

                             EARLYCHILDHOOD.COM LLC

                  2000 MANAGEMENT EQUITY INCENTIVE OPTION PLAN

                                EXERCISE NOTICE

EarlyChildhood.com LLC

Attention:  President

     1.  Exercise of Option.  Effective as of today, ___________, 2000, by
         ------------------
executing this notice (the "Notice") the undersigned (the "Optionee") hereby elects to exercise such Optionee's option to purchase Class C Interests in EarlyChildhood.com LLC (the "Company") representing a _________ Percentage Interest (the "Interests") in the Company under and pursuant to the 2000 Management Equity Incentive Option Plan of EarlyChildhood.com LLC (the "Plan") and the Management Incentive Option Interest Agreement dated September 1, 2000, (the "Agreement").


     2.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Plan, the Operating Agreement and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

     3.  Rights and Obligations as Member.  Upon exercise of the option in
         --------------------------------
compliance and accordance with the provisions of Section 5.3(c) through (e) of the Plan, and compliance with Section 5.4 thereof, the Optionee shall become a Class C Member and shall have all the rights of a Class C Member with respect to said Interests as provided in the Operating Agreement, subject to the restrictions in the Agreement. Optionee shall enjoy rights as a Class C Member and shall be subject to all of the limitations, restrictions and obligations contained in the Operating Agreement as a Class C Member, until such time as Optionee disposes of the Interests or the Company and/or its assignee(s) exercises the Right of Repurchase provided under the Operating Agreement, as modified by the Plan. Upon such exercise, Optionee shall have no further rights as a holder of the Interests so purchased except the right to receive payment for the Interests so purchased in accordance with the provisions of this Agreement and the Operating Agreement.

     4.  Company's Right of Repurchase.
         -----------------------------

          The Interests shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase") in the event of the Termination of Employment or Termination of Consultancy of the Optionee as provided in Section
9.6 of the Operating Agreement at the repurchase price and subject to such other terms and conditions as specified therein, subject to Section 6.1 of the Plan.

     5.  Restrictions on Transfer of Interests.
         -------------------------------------

         The Interests acquired pursuant to the Option granted to Optionee under this Agreement are subject to the terms of the Plan and the terms of the Operating Agreement. As provided in the Operating Agreement, the Interests may be transferred in certain limited and restricted circumstances. Any transferee of Interests shall take such Interest subject to the terms of the Plan, this Agreement, and the Operating Agreement, including, without limitation, the transfer and repurchase restrictions set forth in Article 9 of the Operating Agreement, subject to Section 6.1 of the Plan. Any such transferee must, upon the request of the Company, execute an agreement agreeing to be bound by the Operating Agreement. Notwithstanding any provisions to the contrary in the Operating Agreement, Optionee may not dispose of or transfer any Option or portion thereof under any circumstances other than (a) pursuant to a will or the laws of descent and distribution or (b) pursuant to a DRO, and any attempted transfer shall be null and void.

     6.  Interest Certificate Restrictive Legends.
         ----------------------------------------

         Certificates evidencing Interests, to the extent such certificates are required to (or may) be issued, may bear such restrictive legends as the Company and/or the Company's counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

     "THE OFFERING AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT."

     "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF REPURCHASE (THE "RIGHT OF REPURCHASE") BY THE COMPANY AND RESTRICTIONS ON TRANSFER ("TRANSFER RESTRICTIONS") PURSUANT TO THE AMENDED AND RESTATED OPERATING AGREEMENT OF EARLYCHILDHOOD.COM LLC, DATED MAY 5, 1999, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT."

     7.  Tax Advice.  The Company has made no warranties or representations to
         ----------
Optionee with respect to the income tax consequences of the transactions contemplated by the grant of options or by this Agreement, and Optionee is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

     8.  Remedies.
         --------

         Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Interests which is not in conformity with the provisions of this Agreement. Without limiting the generality of the foregoing, Optionee agrees that the Company shall be entitled to obtain specific performance of the obligations of Optionee under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. Optionee will not urge as a defense that there is an adequate remedy at law.

     9.   Governing Law.
          -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents, without regard to any otherwise governing principles of conflicts of law.

     10.  Survival of Representations and Warranties.
          ------------------------------------------

         The representations, warranties and covenants contained in Exhibit B shall survive the later of the date of execution and delivery of this Agreement or the issuance of the Interests.

     11.  Notices.
          -------

          All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method and an appropriate confirmation is received; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g. Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

          EarlyChildhood.com LLC
          Two Lower Ragsdale Drive, Suite 200
          Monterey, California  93940
          Attention:  Management Committee
          Telephone:  (831) 353-2000
          Facsimile:   (831) 333-2580

          Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books.

     12.  Counterparts.
          ------------

          This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

     13.  Successors and Assigns.
          ----------------------

          Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

     14.  Entire Agreement; Amendments and Waivers.
          ----------------------------------------

          This Agreement, together with all exhibits, annexes and schedules hereto, and the Plan and the Operating Agreement, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     15.  Invalidity.
          ----------

          In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     16.  Titles.
          ------

          The titles, captions or headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.


                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              EARLYCHILDHOOD.COM LLC,
                              a California limited liability company

                              By:
                                 ________________________________
                                 Name:
                                 Title:

     Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.


                              Optionee:

                              ___________________________________
                              (Sign Name)


                              ___________________________________
                              (Print Name)

     Optionee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Interests.

                              Optionee's Spouse:

                              ___________________________________
                              (Sign Name)


                              ___________________________________
                              (Print Name)

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


OPTIONEE    :  _____________________

COMPANY     :  EARLYCHILDHOOD.COM LLC

SECURITY    :  CLASS C INTERESTS

AMOUNT      :  _____________________

DATE        :  SEPTEMBER 1, 2000


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is presently an Employee of or Consultant to the Company and in such capacity has become personally familiar with the business of the Company. Optionee has had the opportunity to ask questions of, and to receive answers from, the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company.

          (b) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities

Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (d) Optionee has been made aware of the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit only limited public resale of "restricted securities" acquired directly or indirectly from the issuer thereof in a non-public offering, and impose certain conditions on such resale.

          Rule 701 provides that if the issuer (in this instance, the Company) qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including that the resale must be made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker" (as defined under the Securities Exchange Act of 1934). In the case of an affiliate of the Company, resales are also subject to the following conditions: (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (3) the timely filing of a Form 144, if applicable. Under Rule 144, members of the Company's Management Committee and officers of the Company are among the persons deemed to be affiliates.

          If the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the date the Securities were sold by the Company to Optionee and to be made through a broker in an unsolicited "broker's transaction" or in transactions directly with a "market maker." In addition, in the case of Securities held by an affiliate (regardless of the holding period) or by a non-affiliate who has held the Securities less than two (2) years, the conditions set forth in sections (1), (2) and (3) of the paragraph immediately above must be satisfied.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required in order for Optionee to resell the Securities; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                              Signature of Optionee:


                              ___________________________________


Date: _______________________, 20__

                                   EXHIBIT C
                                   ---------

                           MARKET STANDOFF AGREEMENT

     THIS MARKET STANDOFF AGREEMENT (the "Agreement") is made and entered into as of September 1, 2000, between EarlyChildhood.com LLC, a California limited liability company and any successor to the business of the Company (in either case, the "Company"), and Lisa Derian ("Optionee").

                                R E C I T A L S
                                - - - - - - - -

     A. As of the date hereof, Optionee is a Class C Member of the Company and owns Class C Interests representing a 0.1 Percentage Interest (the "Interests") of the Company that were granted pursuant to the 2000 Management Equity Incentive Option Plan of EarlyChildhood.com LLC. The term "Interests" refers to such Interests presently held by Optionee and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization or other similar event.

     B. In order to provide assurance to persons who may purchase securities of the Company in the future and thereby to assist in the equity financing of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company and any person or entity who holds securities of the Company from time to time.

     THE PARTIES AGREE AS FOLLOWS:

     1.  Market Standoff.  Optionee hereby agrees that if so requested by the
         ---------------
Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee shall not directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or transfer, any Interests or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act or such shorter period of time as the underwriters may require; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of such 180-day period or such shorter period.

     2.  Certificate Restrictive Legend.  Optionee agrees that the
         ------------------------------
certificate(s) representing the Interests, if any, shall bear the following legend:

     "The securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities as more fully provided in a Market Standoff Agreement between the Company and the original holder of such securities."

     3.  Binding Effect.  Subject to the limitations set forth herein, this
         --------------
Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

     4.  Damages.  Optionee shall be liable to the Company for all costs and
         -------
damages, including, without limitation, incidental and consequential damages, resulting from a disposition of Interests which is not in conformity with the provisions of this Agreement.

     5.  Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California, County of Monterey, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 6.

     6.  Notices.  All notices and other communications under this Agreement
         -------
shall be in writing. Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

          EarlyChildhood.com
          Two Lower Ragsdale Drive, Suite 200
          Monterey, California  93940
          Attention:  Management Committee
          Telephone:  831-333-2000
          Facsimile:   831-333-2580

     Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

     7.  Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              EarlyChildhood.com LLC,
                              a California limited liability company


                              By:
                                  ---------------------------
                                  Name:  Ronald Elliott
                                  Title: President, Chief Executive Officer and Secretary

     Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

                              Optionee:


                              -------------------------------
                              (Sign Name)


                              -------------------------------
                              (Print Name)

     Optionee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Interests.

                              Optionee's Spouse:

                              _______________________________
                              (Sign Name)


                              _______________________________
                              (Print Name)